SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                               _______________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported)  November 7, 2000



                                NISOURCE INC.
   ----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


              Delaware                  1-16189          35-2108964
   ----------------------------------------------------------------------
           (State or Other            (Commission       (IRS Employer
   Jurisdiction of Incorporation)    File Number)    Identification No.)



   801 E. 86TH AVENUE, MERRILLVILLE, INDIANA                      46410
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code  (219) 853-5200
                                                       ------------------


   ______________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)


   Item 5.   Other Events.
   -------   -------------

        NiSource Inc. issued a press release today regarding the revised proration with respect to the election of NiSource common stock in connection with NiSource s acquisition of Columbia, which was completed on November 1. The press release is attached as an exhibit.


   Item 7.   Financial Statements, Pro Forma Financial
             Information and Exhibits.
   -------   -----------------------------------------

   The following exhibit is filed herewith:

   99   Press release dated November 7, 2000.


                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NISOURCE INC.
                                      (Registrant)



   Dated: November 7, 2000            By:  /s/ Stephen P. Adik
                                         --------------------------------
                                         Name:  Stephen P. Adik
                                         Title:  Vice Chairman



                                EXHIBIT INDEX



   EXHIBIT NUMBER      DESCRIPTION
   --------------      -----------

        99             Press release dated November 7, 2000.